Oppenheimer Pennsylvania Municipal Fund
                  Exhibit 24(b)(16) to Form N-1A
               Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term
Reinvestment
  (Ex)Date              Income            Capital Gains
Price

Class A Shares
  10/18/89           0.0614000       0.0000000           11.470
  11/15/89           0.0614000       0.0000000           11.490
  12/13/89           0.0614000       0.0000000           11.560
  01/10/90           0.0614000       0.0000000           11.590
  02/07/90           0.0614000       0.0000000           11.420
  03/07/90           0.0614000       0.0000000           11.410
  04/04/90           0.0614000       0.0000000           11.350
  05/02/90           0.0614000       0.0000000           11.170
  05/30/90           0.0614000       0.0000000           11.370
  06/27/90           0.0644000       0.0000000           11.390
  07/25/90           0.0644000       0.0000000           11.470
  08/22/90           0.0644000       0.0000000           11.300
  09/19/90           0.0644000       0.0000000           11.230
  10/17/90           0.0644000       0.0000000           11.150
  11/14/90           0.0644000       0.0000000           11.360
  12/12/90           0.0554000       0.0000000           11.470
  01/09/91           0.0544000       0.0000000           11.410
  02/06/91           0.0549000       0.0000000           11.550
  03/06/91           0.0548000       0.0000000           11.460
  04/03/91           0.0539000       0.0000000           11.450
  05/01/91           0.0567000       0.0000000           11.520
  05/29/91           0.0559000       0.0000000           11.590
  06/26/91           0.0576000       0.0000000           11.530
  07/24/91           0.0552000       0.0000000           11.620
  08/21/91           0.0562000       0.0000000           11.740
  09/18/91           0.0573000       0.0000000           11.770
  10/16/91           0.0572000       0.0000000           11.840
  11/13/91           0.0570000       0.0000000           11.870
  12/11/91           0.0571000       0.0377000           11.810
  01/08/92           0.0580000       0.0000000           11.970
  02/05/92           0.0590000       0.0000000           11.870
  03/04/92           0.0593000       0.0000000           11.800
  04/01/92           0.0566000       0.0000000           11.780
  04/29/92           0.0622000       0.0000000           11.810
  05/27/92           0.0605000       0.0000000           11.850
  06/24/92           0.0605000       0.0000000           11.880
  07/22/92           0.0605000       0.0000000           12.140
  08/19/92           0.0605000       0.0000000           12.140
  09/16/92           0.0140000       0.0697000           12.050
  10/14/92           0.0585000       0.0000000           11.970
  11/11/92           0.0585000       0.0000000           11.920
  12/09/92           0.0585000       0.0053000           12.020
  01/06/93           0.0585000       0.0000000           12.070
  02/03/93           0.0585000       0.0000000           12.110
  03/03/93           0.0585000       0.0000000           12.520
  03/31/93           0.0585000       0.0000000           12.380

Oppenheimer Pennsylvania Municipal Fund
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term
Reinvestment
  (Ex)Date              Income            Capital Gains
Price

Class A Shares (Continued)
  04/28/93           0.0585000       0.0000000           12.430
  05/26/93           0.0585000       0.0000000           12.410
  07/09/93           0.0609000       0.0000000           12.660
  08/10/93           0.0609000       0.0000000           12.640
  09/10/93           0.0609000       0.0000000           12.970
  10/08/93           0.0609000       0.0000000           12.960
  11/10/93           0.0590000       0.0000000           12.770
  12/10/93           0.0571000       0.0044000           12.850
  01/10/94           0.0571000       0.0000000           12.860
  02/10/94           0.0571000       0.0000000           12.850
  03/10/94           0.0571000       0.0000000           12.290
  04/08/94           0.0571000       0.0000000           11.790
  05/10/94           0.0571000       0.0000000           11.630
  06/10/94           0.0571000       0.0000000           12.010
  07/08/94           0.0571000       0.0000000           11.590
  08/10/94           0.0571000       0.0000000           11.720
  09/09/94           0.0571000       0.0000000           11.700
  10/10/94           0.0571000       0.0000000           11.450
  11/10/94           0.0571000       0.0000000           10.900
  12/09/94           0.0571000       0.0000000           11.050
  01/10/95           0.0571000       0.0000000           11.220
  02/10/95           0.0571000       0.0000000           11.680
  03/10/95           0.0571000       0.0000000           11.720
  04/10/95           0.0571000       0.0000000           11.880
  05/10/95           0.0571000       0.0000000           11.990
  06/09/95           0.0571000       0.0000000           12.120
  07/10/95           0.0571000       0.0000000           12.050
  08/10/95           0.0571000       0.0000000           11.860
  09/08/95           0.0571000       0.0000000           12.000
  10/10/95           0.0571000       0.0000000           12.080
  11/10/95           0.0571000       0.0000000           12.170
  12/08/95           0.0571000       0.0000000           12.390
  01/10/96           0.0571000       0.0000000           12.300
  02/09/96           0.0571000       0.0000000           12.400
  03/08/96           0.0571000       0.0000000           12.070
  04/10/96           0.0571000       0.0000000           11.900
  05/10/96           0.0571000       0.0000000           11.930
  06/10/96           0.0571000       0.0000000           11.820
  07/10/96           0.0571000       0.0000000           11.860
  08/09/96           0.0571000       0.0000000           12.160
  09/10/96           0.0571000       0.0000000           11.970
  10/10/96           0.0571000       0.0000000           12.100
  11/08/96           0.0571000       0.0000000           12.190
  12/10/96           0.0571000       0.0000000           12.200
  01/10/97           0.0571000       0.0000000           12.090
  02/10/97           0.0571000       0.0000000           12.200
  03/10/97           0.0571000       0.0000000           12.140
  04/10/97           0.0571000       0.0000000           11.990
  05/09/97           0.0571000       0.0000000           12.040
  06/10/97           0.0571000       0.0000000           12.190
  07/10/97           0.0571000       0.0000000           12.300

Oppenheimer Pennsylvania Municipal Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term
Reinvestment
  (Ex)Date              Income            Capital Gains
Price

Class B Shares
  05/26/93           0.0386000       0.0000000           12.410
  07/09/93           0.0439000       0.0000000           12.660
  08/10/93           0.0521000       0.0000000           12.630
  09/10/93           0.0510000       0.0000000           12.970
  10/08/93           0.0523000       0.0000000           12.960
  11/10/93           0.0496000       0.0000000           12.770
  12/10/93           0.0481000       0.0044000           12.850
  01/10/94           0.0490847       0.0000000           12.860
  02/10/94           0.0484937       0.0000000           12.850
  03/10/94           0.0496200       0.0000000           12.290
  04/08/94           0.0493571       0.0000000           11.790
  05/10/94           0.0494176       0.0000000           11.630
  06/10/94           0.0489772       0.0000000           12.010
  07/08/94           0.0500546       0.0000000           11.590
  08/10/94           0.0493409       0.0000000           11.720
  09/09/94           0.0490793       0.0000000           11.700
  10/10/94           0.0500195       0.0000000           11.450
  11/10/94           0.0497783       0.0000000           10.900
  12/09/94           0.0497066       0.0000000           11.050
  01/10/95           0.0501320       0.0000000           11.220
  02/10/95           0.0492180       0.0000000           11.680
  03/10/95           0.0502120       0.0000000           11.720
  04/10/95           0.0497950       0.0000000           11.870
  05/10/95           0.0496546       0.0000000           11.990
  06/09/95           0.0490445       0.0000000           12.120
  07/10/95           0.0499052       0.0000000           12.050
  08/10/95           0.0492669       0.0000000           11.860
  09/08/95           0.0494910       0.0000000           12.000
  10/10/95           0.0496361       0.0000000           12.080
  11/10/95           0.0486906       0.0000000           12.170
  12/08/95           0.0499497       0.0000000           12.390
  01/10/96           0.0492085       0.0000000           12.300
  02/09/96           0.0489161       0.0000000           12.400
  03/08/96           0.0499787       0.0000000           12.060
  04/10/96           0.0493056       0.0000000           11.900
  05/10/96           0.0491592       0.0000000           11.920
  06/10/96           0.0499560       0.0000000           11.820
  07/10/96           0.0496817       0.0000000           11.860
  08/09/96           0.0492178       0.0000000           12.160
  09/10/96           0.0496651       0.0000000           11.970
  10/10/96           0.0496100       0.0000000           12.100
  11/08/96           0.0494088       0.0000000           12.190
  12/10/96           0.0495394       0.0000000           12.200
  01/10/97           0.0487671       0.0000000           12.090
  02/10/97           0.0498111       0.0000000           12.200
  03/10/97           0.0500432       0.0000000           12.140
  04/10/97           0.0493749       0.0000000           11.990
  05/09/97           0.0493525       0.0000000           12.040
  06/10/97           0.0495441       0.0000000           12.190
  07/10/97           0.0495457       0.0000000           12.300

Oppenheimer Pennsylvania Municipal Fund
Page 4


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term
Reinvestment
  (Ex)Date              Income            Capital Gains
Price

Class C Shares
  09/08/95           0.0204886       0.0000000           12.000
  10/10/95           0.0557899       0.0000000           12.070
  11/10/95           0.0486906       0.0000000           12.160
  12/08/95           0.0483733       0.0000000           12.390
  01/10/96           0.0478194       0.0000000           12.300
  02/09/96           0.0449510       0.0000000           12.400
  03/08/96           0.0487777       0.0000000           12.060
  04/10/96           0.0494001       0.0000000           11.900
  05/10/96           0.0491423       0.0000000           11.920
  06/10/96           0.0494449       0.0000000           11.810
  07/10/96           0.0487977       0.0000000           11.860
  08/09/96           0.0483941       0.0000000           12.150
  09/10/96           0.0490640       0.0000000           11.960
  10/10/96           0.0495182       0.0000000           12.090
  11/08/96           0.0494295       0.0000000           12.190
  12/10/96           0.0487624       0.0000000           12.190
  01/10/97           0.0486951       0.0000000           12.090
  02/10/97           0.0484214       0.0000000           12.190
  03/10/97           0.0499495       0.0000000           12.140
  04/10/97           0.0494123       0.0000000           11.980
  05/09/97           0.0495582       0.0000000           12.040
  06/10/97           0.0495167       0.0000000           12.180
  07/10/97           0.0496067       0.0000000           12.290



Oppenheimer Pennsylvania Municipal Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 07/31/97:

   The formula for calculating average annual total return is as follows:

          1                   ERV n
   --------------- =         (---) - 1 = average annual total
return
   number of years             P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment
                 made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum         Examples at NAV:
  sales charge of 4.75%:

  One Year                           One Year

  {($1,044.68/$1,000)^ 1} - 1  = 4.47%

  {($1,096.76/$1,000)^ 1} - 1  = 9.68%

  Five Year                          Five Year

  {($1,298.32/$1,000)^.2} - 1   = 5.36%

  {($1,363.15/$1,000)^.2} - 1   = 6.39%

  Inception                          Inception

  {($1,689.19/$1,000)^.1271} - 1 = 6.89%

  {($1,773.37/$1,000)^.1271} - 1 = 7.55%


Class B Shares

Examples, assuming a maximum         Examples at NAV:
  contingent deferred sales charge
  of 5.00% for the first year, and
  2.00% for the inception year:

  One Year                           One Year

  {($1,038.58/$1,000)^ 1} - 1  = 3.86%

  {($1,088.58/$1,000)^ 1} - 1  = 8.86%

  Inception                          Inception

  {($1,215.58/$1,000)^.2353} - 1 = 4.70%

  {($1,235.58/$1,000)^.2353} - 1 = 5.10%


Class C Shares

Examples, assuming a maximum         Examples at NAV:
  contingent deferred sales charge
  of 1.00% for the first year, and
  0.00% for the inception year:

  One Year                           One Year

  {($1,078.36/$1,000)^ 1} - 1  = 7.84%

  {($1,088.36/$1,000)^ 1} - 1  = 8.84%

  Inception                          Inception

  {($1,147.06/$1,000)^.5202} - 1 = 7.40%

  {($1,147.06/$1,000)^.5202} - 1 = 7.40%


Oppenheimer Pennsylvania Municipal Fund
Page 6

2. Cumulative Total Returns for the Periods Ended 07/31/97:

    The formula for calculating cumulative total return is as follows:

             (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a Examples at NAV:
  sales charge of 4.75%:

  One Year                           One Year

  $1,044.68 - $1,000 /$1,000 =  4.47%

  $1,096.76 - $1,000 /$1,000 =  9.68%

  Five Year                          Five Year

  $1,298.32 - $1,000 /$1,000 = 29.83%

  $1,363.15 - $1,000 /$1,000 = 36.32%

  Inception                          Inception

  $1,689.19 - $1,000 /$1,000 = 68.92%

  $1,773.37 - $1,000 /$1,000 = 77.34%



Class B Shares

Examples, assuming a Examples at NAV: contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

  One Year                           One Year

  $1,038.58 - $1,000 /$1,000 =  3.86%

  $1,088.58 - $1,000 /$1,000 =  8.86%

  Inception                          Inception

  $1,215.58 - $1,000 /$1,000 = 21.56%

  $1,235.58 - $1,000 /$1,000 = 23.56%



Class C Shares

Examples, assuming a Examples at NAV: contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:

  One Year                           One Year

  $1,078.36 - $1,000 /$1,000 =  7.84%

  $1,088.36 - $1,000 /$1,000 =  8.84%

  Inception                          Inception

  $1,147.06 - $1,000 /$1,000 = 14.71%

  $1,147.06 - $1,000 /$1,000 = 14.71%




Oppenheimer Pennsylvania Municipal Fund
Page 7


3. Standardized Yield for the 30-Day Period Ended 07/31/97:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                             a - b       6
                Yield =  2 { (--------  +  1 )  -  1 }
                           cd or ce

   The symbols above represent the following factors:

a = Dividends and interest earned during the 30-day period.
b = Expenses accrued for the period (net of any expense
    reimbursements).
c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.



Class A Shares

Example, assuming a maximum sales charge of 4.75%:

           $310,753.93 - $48,592.01      6
        2{(------------------------ +  1)  - 1}  = 4.44%
             5,465,787  x  $13.07


Class B Shares

Example at NAV:

           $ 87,113.39 - $25,343.32      6
        2{(------------------------ +  1)  - 1}  = 3.92%
             1,532,478  x  $12.45

Class C Shares

Example at NAV:


           $ 11,483.14 - $ 3,335.66      6
        2{(------------------------ +  1)  - 1}  = 3.92%
                202,113 x  $12.44



Oppenheimer Pennsylvania Municipal Fund
Page 8


4. DIVIDEND YIELDS FOR THE PERIOD ENDED 07/31/97:

    The Fund's dividend yields are calculated using the following formula:

             Dividend Yield   =  { (a x 12} / b or c

    The symbols above represent the following factors:

a = The last declared dividend earned during the period. b = The Fund's maximum offering price (including sales charge)
    per share on payable date.
c = The Fund's net asset value (excluding sales charge) per share on payable date.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering    $.0571000 x 12 / $12.91  = 5.31%


  Dividend Yield
  at Net Asset Value     $.0571000 x 12 / $12.30  = 5.57%


Class B Shares

  Dividend Yield
  at Net Asset Value     $.0495457 x 12 / $12.30  = 4.83%


Class C Shares

  Dividend Yield
  at Net Asset Value     $.0496067 x 12 / $12.29  = 4.84%



Oppenheimer Pennsylvania Municipal Fund
Page 9


4.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/97:

   The Fund's tax-equivalent yields are calculated using the following formula:

              (a / (1 - c)) +  b  =  Tax-Equivalent Yield


   The symbols above represent the following factors:

a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio. c = Combined stated tax rate (e.g., federal and state income tax rates for an individual in the 39.6% federal tax bracket filing singly).


  Examples:


  Class A Shares     (.0444 / (1 - .4129)) +  0  =  7.56%


  Class B Shares     (.0392 / (1 - .4129)) +  0  =  6.68%


  Class C Shares     (.0392 / (1 - .4129)) +  0  =  6.68%



  Combined Stated Tax Rate Formula

         1 - {(1-d)(1-e)} = Combined Stated Tax Rate

  The symbols above represent the following factors:

d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
e = Stated Pennsylvania State tax rate (e.g., for an individual in the 39.6% federal and 2.80% state tax bracket filing singly).



   Example:   1 - {(1 - .3960)(1 - .0280)} = 41.29%